Exhibit 10.15

Stock Ownership Assignment Contract

This contract is made and entered into by following parties on 19th June 2006 in Beijing:

Party A: China Fire Protection Group Inc.

Legal representative: BIN LIN

Party B: Jinzhou Electrical Engineering Co.Ltd

Legal representative: Shuangrui Zhao

Party C: Beijing Kechuang Risk Investment Co., Ltd

Legal Representative: Gangjin Li

Party D: Beijing Anke Xinlian Technology & Development Co., Ltd

Legal Representative: Zengliang Feng

Party E: Beijing Xinhe Jiuan Technology Co., Ltd

Legal Representative: Peng Ju

Party F: Beijing Qianyan Zongheng Technology Co., Ltd

Legal representative: Yuanbin He

Whereas:

1. Sureland Industrial Fire Safety Co., Ltd (hereinafter referred to as Sureland Company) is a Chinese domestic limited liability company, with the registered capital being ¥50 million, Party B, Party C, Party D, Party E, and Party F being its stockholders (holding 40%, 32%, 22.7%, 4.8%, and 0.5% stock ownership respectively); Party A is a foreign enterprise.

2. Party A is intend to accept 100% stock ownership of Sureland Company held by Party B, Party C, Party D, Party E, and Party F.

3. Total stockholders of Sureland Company have agreed upon in consensus to approve such transferring action in stockholders’ conference.

Through amiable negotiation by parties hereto, this agreement is made and entered into on following terms and conditions:

Article 1 Subject matter of assignment

100% stock ownership of Sureland held by Party B, Party C, Party D, Party E, Party F (each holding 40%, 32%, 22.7%, 4.8%, and 0.5% respectively)

Article 2 Assignment costs and related expenses

2. 1 Party A shall accept above mentioned stock ownership with US$11.50 million, paying the assignment cost of US$4.60 million, US$3.68 million, US$2.6105 million, US$552,000.00, and US$57,500.00 to Party B, Party C, Party D, Party E, Party F respectively, and such payment of assignment cost shall be made completely within 3 months from the issuing date of business license of foreign-invested enterprise.

2. 2 The expenses of taxation (if any) involved in such stock ownership assignment shall be undertaken by each of parties hereto respectively in accordance with provisions of related law, and regulations.

Article 3 Stock ownership delivery

3. 1 Each of Parties hereto shall jointly handle related stock ownership modification registration procedures, and the completion date of stock ownership modification registration shall be the date of stock ownership delivery.

3. 2 From the date of stock ownership delivery, the rights enjoyed by and the obligations undertaken by Party B, Party C, Party D, Party E, Party F shall be transferred to Party A for enjoyment and undertaking.

Article 4 Execution conditions of contract

4.1 Total stockholders in general meeting of stockholders of Sureland Company agree upon in consensus to approve such assignment;

4. 2 This contract is signed on by each of parties hereto;

4. 3 This contract is examined and approved by related competent authorities and administrative authorities.

Article 5 Announcements

If the announcement matters are involved in such stock ownership assignment, Sureland Company shall be responsible for dealing with such announcement matters and undertake related expenses.

Article 6 Declaration

Each of parties hereto has completely understood the provisions of this contract and holds no any misunderstanding.

Article 7 Undertaking and commitment

7. 1 Undertakings and commitments of Party B, Party C, Party D, Party E, Party F

7. 1. 1 Party B, Party C, Party D, Party E, and Party F undertake that each of them enjoys complete and exclusive rights to the stock ownership of Sureland Company to be transferred, and except for those disclosed ( ), no any pledge or other third party rights are set in such stock ownership, and after completion of such stock ownership assignment, the losses caused to Party A due to any claim of right put forward by any third party to the said stock ownership to be transferred shall be undertaken by Party B, Party C, Party D, Party E, and Party F.

7. 1. 2 From the completion date of stock ownership delivery, all the documents and data related to the original joint venture that shall be owned and learnt about by the stockholder to Party A, including but not limited to:

Data on establishment of original Sureland Company;

Financial data on original Sureland Company;

Operation and management data on original Sureland Company;

Business data on original Sureland Company;

Property data on original Sureland Company;

Other significant data on original Sureland Company

7.1.3 Party B, Party C, Party D, Party E, and Party F hereby undertake that the above mentioned data are true and complete and no any false, conceal, or misleading data exists.

7.1.4 Before completion of such stock ownership assignment, Party B, Party C, Party D, Party E, and Party F undertake to within their stock ownership scope take all the reasonable measures to ensure the safety and completion of the joint venture’s asset, and not mala fide reduce the asset of Sureland Company or increase the liabilities of Sureland Company.

7.1.5 Before completion of such stock ownership assignment, Party B, Party C, Party D, Party E, and Party F shall not do any significant disposal action to the asset of Sureland Company within the scope of their stock ownership without approval of Party A.

7. 1.6 Party B, Party C, Party D, Party E, and Party F hereby undertake that their stock ownership assignment action to be performed holds no any virtual or legal limitation, and no any legal barrier exists for future exercising of stockholder’s power by Party A.

7.1.7 To perform the obligations under other clauses of this contract.

7.2 Undertakings and commitments of Party A

To perform the obligations under various clauses of this contract.

Article 8 Obligation of maintaining confidentiality

8.1 Each of parties hereto shall keep confidential for the business secret of other parties or of Sureland Company learnt about by it in this contract.

8.2 Unless otherwise prescribed by Chinese existing law and regulations or approved in written form by any of parties hereto or by the Sureland Company, each of parties hereto shall not disclose the business secret mentioned in preceding clause to any third party. The term for keeping confidential shall begin from the execution date of this contract and end on the date of becoming public information of the secret stipulated in this article.

Article 9 Re-organization of the company

Party A shall, after the stock ownership delivery, be responsible for coordinating to complete the company re-organization as soon as possible.

Article 10 Liabilities for breach of contract.

10. 1 Upon conclusion of this contract, non-performance of any obligations under this contract by any of parties hereto shall constitute breach of this contract, and the liabilities for breach of contract shall be undertaken by such party. And if any losses are caused to the other party, the party breaching the contract shall be responsible for compensation for such losses.

10.2 If the breach of contract by one of parties hereto causes the performance of this contract impossible or unnecessary, the other party has right to terminate this contract and claim the party breaching the contract to undertake the corresponding responsibilities.

Article 11 Force majeure

11. 1 The force majeure refers to following events: war, tumult, strike, pestilence, fire, flood, earthquake, storm, tidewater or other natural disasters, and all the other factors and event unforeseeable, unpreventable and unavoidable or insuperable by each of parties hereto.

11. 2 If, performance of full or partial obligations under this contract by any of parties hereto become impossible due to force majeure, such party shall immediately notify the related parties and shall, within 3 days after occurrence of force majeure, provide with the detail report on the force majeure and the description on the degree of the affects imposed to performance of this contract by the force majeure in written form for related parties.

11. 3 In case of force majeure, any of parties hereto shall not be liable for any losses caused to related parties by impossible performance or delay in performance of this contract due to force majeure reasons. But the affected party shall try its best to take appropriate or necessary measures in good time to reduce or eliminate the affects of the force majeure. And the losses caused due to non-performance of the said obligation by the affect party shall be undertaken the affect party.

11. 4 Each of parties hereto shall, in accordance with the degree of the affects imposed to performance of this contract by the force majeure, negotiate to determine to terminate this contract or continue the performance of this contract.

Article 12 Governing law

Chinese law shall govern the conclusion, validity, interpretation, performance and the settlement of the disputes of this contract.

Article 13 Notices

13. 1 The notice or communication required or permitted by this contract, regardless of being transmitted by any means, shall take effect from the actual receiving of such notice or communication by the notified party.

13.2 The “actual receiving” mentioned in preceding clause refers to that the notice or communication contents reach at the legal address or the designated communication address scope of the notified party.

13.3 Modification in notice or communication address by one of parties hereto shall be notified to the other party within 3 days after the date of such modification.

13.4 If the party modifying the notice or communication address fails to perform the notification obligation stipulated in preceding clause, such party shall undertake the legal responsibilities for all the results caused thereby.

Article 14 Reservation in rights

14. 1 Non-exercising the rights or no action taken for the action of the party breaching the contract by any of parties hereto shall not be deemed as the waiver to such rights and the waiver to investigating the liabilities for breach of contract. The waiver of rights by any of parties hereto toward the party breaching the contract, or waiver of investigating the responsibilities of the party breaching the contract shall not be deemed as the waiver to other rights or the waiver to investigating other responsibilities. All of the waivers shall be made in written form and be notified to related parties in accordance with related provisions of article 13.

14. 2 If partial clauses or articles of this contract are confirmed as invalid or incapable of performance in accordance with related existing law and regulations, and such partial invalid or incapable of performance clauses don’t affect the legal force of other clauses of this contract, other clauses of this contract shall continue in force; At the same time, each of parties hereto shall, in accordance with the existing related law and regulations, make adjustment to such partial invalid or incapable of performance clauses to make it become the valid clauses and comply with the principle and spirit embodied in this contract as possible as could.

Article 15 Supplements and modifications

15. 1 The matters uncovered in this contract shall be determined by the supplement contract by each of parties through negotiation. The supplement contract shall hold equal legal force with this contract.

15.2 If, during the course of performance of this contract, modification to related clauses of this contract is necessary due to change in object conditions, the modification to related clauses of this contract shall, after reaching at consensus by each of parties hereto through negotiation, be made written form and take effect after examining and approving by related competent department.

Article 16 Termination of the contract

16.1 This contract shall terminate for following reasons:

16.1.1 Normal performance of this contract is completed;

16.1.2 Each of parties hereto agrees upon to terminate the performance of this contract

16.1.3 The performance of this contract become impossible for necessary due to force majeure events;

16.1.4 Any of parties hereto exercise the right of rescission to cancel this contract.

16.2 The party blamable to the termination of this contract shall compensate other related parties for their losses caused due to termination of this contract. If no party hereto blamable to the termination of this contract exists, each of parties hereto shall undertake their respective losses incurred.

Article 17 Settlement of disputes

If, any disputes occur during the course of performance of this contract, such disputes shall be settled through negotiation firstly by each of parties hereto, and if the settlement through negotiation is failed, any of parties hereto has right to submit such disputes to the People’s Court with jurisdiction for settlement.

Article 18 Interpretation of the contract

The titles of each article of this contract is set only for convenience purpose only and shall not affect the meaning of the article belonged to by it.

Article 19 Others

This contract is made in 8 originals with equal legal force, each of parties hereto holding one copy respectively, and the remaining two copies shall be used for performing related legal formalities or for putting on records.

(Signature page)

Signature of each of parties hereto:

Party A: China Fire Protection Group Inc.

Legal representative (or authorized representative):

Party B: Jinzhou Electrical Engineering Co.Ltd

Legal representative (or authorized representative):

Party C: Beijing Kechuang Risk Investment Co., Ltd

Legal representative (or authorized representative):

Party D: Beijing Anke Xinlian Technology & Development Co., Ltd

Legal representative (or authorized representative):

Party E: Beijing Xinhe Jiuan Technology Co., Ltd

Legal representative (or authorized representative):

Party F: Beijing Qianyan Zongheng Technology Co., Ltd

Legal representative (or authorized representative):

Supplement Agreement for Stock Ownership Assignment Contract

This contract is made and entered into by and between following parties on 19th July 2006 in Beijing:

Party A: China Fire Protection Group Inc.

Legal representative: BIN LIN

Party B: Jinzhou Electrical Engineering Co.Ltd

Legal representative: Shuangrui Zhao

Party C: Beijing Kechuang Risk Investment Co., Ltd

Legal Representative: Gangjin Li

Party D: Beijing Anke Xinlian Technology & Development Co., Ltd

Legal Representative: Zengliang Feng

Party E: Beijing Xinhe Jiuan Technology Co., Ltd

Legal Representative: Peng Ju

Party F: Beijing Qianyan Zongheng Technology Co., Ltd

Legal representative: Yuanbin He

Through amiable negotiation by parties hereto, this agreement is made and entered into on following terms and conditions:

Modify the “clause 2.1” of “article 2 Assignment Cost and Related Expenses” of “Stock Ownership Assignment Contract” concluded on 19th June 2006 by and between each of parties hereto to: Party A shall accept the above mentioned stock ownership with the total cost equal to the audited net asset value of US$10,087,527 on 31st December 2005 of Sureland Company and shall pay Party B, Party C, Party D, Party E, Party F 40%, 32%, 22.7%, 4.8%, and 0.5% (that is distributed in accordance with their respective proportion of the subscribed capital) of the total cost above mentioned respectively as the stock ownership assignment cost; And the stock ownership assignment payment shall be made completely within 3 months after the issuing date of the foreign-invested business license (if the extension to the payment term is required, it shall be agreed upon by the each parties hereto in consensus and approved by the examining and approving organ, and 60% above of the total cost shall be paid within 6 months from the issuing date of the foreign-invested enterprise business license, and the remaining cost shall be paid completely within 1 year.)

(Signature page)

Signature of each of parties hereto:

Party A: China Fire Protection Group Inc.

Legal representative (or authorized representative):

Party B: Jinzhou Electrical Engineering Co. Ltd

Legal representative (or authorized representative):

Party C: Beijing Kechuang Risk Investment Co., Ltd

Legal representative (or authorized representative):

Party D: Beijing Anke Xinlian Technology & Development Co., Ltd

Legal representative (or authorized representative):

Party E: Beijing Xinhe Jiuan Technology Co., Ltd

Legal representative (or authorized representative):

Party F: Beijing Qianyan Zongheng Technology Co., Ltd

Legal representative (or authorized representative):